November 1, 2017

Summary
Prospectus

Victory S&P 500 Index Fund

Class A	MUXAX
Class R	MUXRX
Class Y	MUXYX

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated November 1, 2017 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e–mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

VictoryFunds.com
800-539-FUND
(800-539-3863)

S&P 500 Index Fund Summary

Investment Objective

The Fund seeks to provide performance and income that is comparable to the S&P 500® Index.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional, in Investing with Victory on page 11 and in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries of the Fund's Prospectus. You may also find information about these discounts in Additional Purchase, Exchange and Redemption Information on page 44 of the Fund's Statement of Additional Information ("SAI").

Shareholder Fees (paid directly from your investment)	Class A	Class R	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	2.50%	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE[1]	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%	0.20%	0.20%
Distribution (12b-1) Fees	0.15%	0.50%	0.00%
Other Expenses	0.23%	0.33%	0.20%
Total Annual Fund Operating Expense	0.58%	1.03%	0.40%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares purchased as part of an investment of $1,000,000 or more that were not subject to an initial sales charge and that are redeemed within 12 months of purchase. See Choosing a Share Class in the Prospectus.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$308	$431	$566	$958
Class R	$105	$328	$569	$1,259
Class Y	$41	$128	$224	$505

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategy

The Adviser pursues the Fund's objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of companies in the S&P 500® Index ("Index"). In practice, the Fund typically holds all 500 of the stocks in the Index, which is a capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market.

The Fund is managed through the use of a "quantitative" or "indexing" investment approach, which tries to replicate the composition and performance of the Index through statistical procedures. The Fund invests in stocks that are included in the Index in approximately the same proportions as they are represented in the Index. As a result, the Adviser does not use traditional methods of stock selection, that is, it does not select stocks on the basis of economic, financial and market analysis.

The Fund seeks to achieve a correlation between the performance of its portfolio and the Index of at least 0.95. A correlation of 1.0 would mean that the changes in the Fund's price mirror exactly the changes in the Index.

The Adviser uses futures contracts to manage cash, accrued dividends and other non-performing assets in an effort to minimize performance disparity between the Fund and the Index.

Principal Risks

The Fund's investments are subject to the following principal risks:

  Equity Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.
  Futures Contracts Risk. The Fund's use of futures contracts exposes the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not be perfect substitutes for securities.
  Management Risk. The Adviser may not execute the Fund's principal investment strategy effectively.
  Passive Investment Risk/Index Risk. The Fund is designed to track the Index and is not actively managed. The Fund does not, therefore, seek returns in excess of the Index. The Adviser will not buy or sell shares of an equity security due to current or projected performance of a security, industry or sector, unless that security is added to or removed, respectively, from the Index.
  Tracking Risk. The Fund's return may not match the return of the Index for a number of reasons, including: the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities; the Fund may not be fully invested at times; differences in the valuation of securities; and differences between the Fund's portfolio and the Index resulting from legal restrictions, cost or liquidity constraints.
  Stock Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels and political events affect the securities markets.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, R and Y shares of the Fund, including applicable maximum sales charges, compare to those of the S&P 500® Index. Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

The performance figures for Class A, R and Y shares reflect the historical performance prior to October 31, 2014 of, respectively, the Class A, R and Y shares of the Munder Index 500 Fund, a series of Munder Series Trust (the predecessor to the Fund managed by Munder Capital Management). The Fund's performance has not been restated to reflect any difference in the expenses of the Munder Index 500 Fund. The Munder Index 500 Fund commenced operations, and Class Y shares were first offered on December 1, 1991. Class A shares were first offered on December 9, 1992 and Class R shares were first offered on July 30, 2004.

Calendar Year Returns for Class Y Shares

(The annual return in the bar chart is for the Fund's least expensive class of shares, Class Y shares. Due to differing charges and expenses, the performance of classes not shown in the bar chart will differ.)

The year-to-date total return of the Fund's Class Y shares as of September 30, 2017 was 13.84%.

Highest Quarter	15.83% (quarter ended June 30, 2009)
Lowest Quarter	-22.12% (quarter ended December 31, 2008)

Average Annual Total Returns (For the Periods Ended December 31, 2016)	1 Year	5 Years	10 Years
CLASS Y Before Taxes	11.68%	14.14%	6.49%
CLASS Y After Taxes on Distributions	9.54%	11.76%	4.57%
CLASS Y After Taxes on Distributions and Sale of Fund Shares	8.34%	11.16%	5.02%
CLASS A Before Taxes	8.67%	13.36%	6.04%
CLASS R Before Taxes	10.97%	13.51%	5.93%
INDEX
S&P 500® Index Index returns reflect no deduction for fees, expenses, or taxes.	11.96%	14.66%	6.95%

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser's VictoryShares team, who oversees the Adviser's rules-based investment strategies.

Portfolio Managers

Stephen Hammers is the Chief Portfolio Strategist of VictoryShares and has been a Portfolio Manager of the Fund since January 2016.

David Hallum is a member of the VictoryShares team and has been a Portfolio Manager of the Fund since January 2016.

Dan Banaszak is a member of the VictoryShares team and has been a Portfolio Manager of the Fund since January 2016.

Rob Bateman is a member of the VictoryShares team and has been a Portfolio Manager of the Fund since January 2016.

Purchase and Sale of Fund Shares

Investment Minimums	Class A	Class R	Class Y
Minimum Initial Investment	$2,500	NONE	$1,000,000
Minimum Subsequent Investments	$50	NONE	NONE

For Class A Shares a $1000 minimum purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and automatic investment plans.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

VF-INDEX-SUMPRO (11/17)